                                                                 Exhibit 10(mmm)

                            SUBORDINATION AGREEMENT

     This SUBORDINATION AGREEMENT, dated as of January 31, 2001 ("Agreement"), is made by CIRCUS CIRCUS MICHIGAN, INC., a Michigan corporation (together with its successors and assigns as holders of the Subordinated Note (as defined below) the "Intermediate Parent"), which is a wholly-owned subsidiary of MANDALAY RESORT GROUP, a Nevada corporation formerly known as Circus Circus Enterprises, Inc. (the "Company"), and DETROIT ENTERTAINMENT, L.L.C., a Michigan limited liability company ("Borrower"), in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, "Administrative Agent") for the Lenders identified below.


                                R E C I T A L S

     WHEREAS, Borrower entered into that certain Loan Agreement dated as of June 30, 1999 with the financial institutions from time to time party thereto (the "Lenders"), and the Administrative Agent (under its former name, Bank of America National Trust and Savings Association) (the "Loan Agreement"); and

     WHEREAS, the Lenders party to the Loan Agreement and the Administrative Agent referred to herein (collectively, the "Senior Creditors") have the benefit of a Guaranty dated as of June 30, 1999 made by the Company in their favor; and

     WHEREAS, the Intermediate Parent has loaned certain funds to Borrower in the form of Company Subordinated Debt, which is evidenced by a Subordinated Note of even date herewith made by Borrower in favor of the Company in the form attached hereto as Exhibit A; and

     WHEREAS, the Company Guaranty and the Loan Agreement require the Intermediate Parent to enter into this Agreement and to hereby subordinate such Company Subordinated Debt to Borrower's obligations to the Senior Creditors; and

     WHEREAS, capitalized terms used in this Agreement are used with the meanings set forth for those terms in the Loan Agreement.

     The Subordinated Note and the documents described in this recital and the immediately preceding recital as of any date, together with any other documents and instruments evidencing, securing, or pertaining to the Subordinated Note, whether now or hereafter existing, as such documents may be consolidated, renewed, replaced, extended, restated, modified, amended or supplemented from time to time through such date in accordance with the terms and conditions of this Agreement, are hereinafter collectively referred to as the "Subordinated Loan Documents;"

     NOW, THEREFORE, in consideration of the premises and in order to induce Senior Lenders to continue to make Loans under the Loan Agreement, the parties hereto hereby agree as follows:

     1.   Certain Defined Terms.  For purposes of this Agreement, the following
          ---------------------
terms shall have the following meanings:

     a. "Bankruptcy Proceeding" means any insolvency, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or other similar proceeding against Borrower, or receivership proceedings, or assignment for the benefit of creditors, or any other marshaling of the assets of Borrower.

     b. "Distribution of Assets" means any distribution of assets of Borrower of any kind or character in exchange for or in payment of the Subordinated Debt, whether (a) a payment, purchase or other acquisition or retirement for cash, property or securities or (b) by way of cancellation, forgiveness or offset of the Subordinated Debt against any Indebtedness owed by the Intermediate Parent to Borrower or (c) payable or deliverable by reason of the payment of any other Indebtedness of Borrower being subordinated to the payment of the Subordinated Debt and, in any case, shall include any assets of any kind or character received by the Intermediate Parent in connection with the realization of security for the Subordinated Debt.

     c. "payment in full," "paid in full" and any similar terms mean payment in full in cash of the Senior Obligations, including, without limitation, all principal, interest (whether accruing before or after commencement of a Bankruptcy Proceeding or whether due under the terms of the Loan Agreement, but not accrued as a result of the commencement of any such proceeding), costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of Senior Lenders and Administrative Agent as required under the Senior Loan Documents and any advances by Senior Lenders, whether or not deemed obligatory, made (1) to protect the priority, validity or enforceability of the lien of the Senior Loan Documents, (2) to protect the value or the security of any Collateral pursuant to the Senior Loan Documents, or (3) to cure any Event of Default or Default under any of the Senior Loan Documents. For purposes of this Agreement, the Senior Obligations shall not be deemed to have been paid in full to the extent any payment thereof has been set aside as a result of any proceeding in law or equity.

     d. "Senior Obligations" means all Obligations as that term is defined in the Loan Agreement including, without limitation, all advances made under the Loan Agreement whenever made on or after the Closing Date, any refundings, renewals or extensions of any Indebtedness thereunder or other obligation thereunder and all expenses and attorneys' fees for which Borrower is now or hereafter becomes liable to pay to any Senior Lender.

     e. "Subordinated Debt" means all obligations of Borrower to the Intermediate Parent now or hereafter existing (whether created directly or acquired by assignment or otherwise), with respect to all Indebtedness of Borrower pursuant to the Subordinated Note and the other Subordinated Loan Documents, and interest and premium, if any, thereon, fees, expenses, indemnity payments, all other amounts payable in respect thereof, and all other amounts due with respect to the foregoing whether arising from breach or contract, in tort or otherwise.

     f. "Enforcement Action" means any foreclosure proceeding, the exercise of any power of sale, the taking of a deed or assignment in lieu of foreclosure, the obtaining of a receiver, or the taking of any other enforcement action against the Collateral or any part thereof, including the taking of possession, or control of, or the collection of any rents from the Collateral or any part thereof.

     2.   Subordination.
          -------------

     a. The Intermediate Parent shall not receive or accept any Distribution of Assets from Borrower in respect of principal of or interest on or any other payments in respect of the Subordinated Debt, pursuant to the Subordinated Note or the other Subordinated Loan Documents unless and until payment in full of all Senior Obligations, the termination of the Commitment, and the expiration or cancellation of all Letters of Credit; provided, however, that:
                                       -----------------

     (a) the Intermediate Parent may receive and accept scheduled payments of interest with respect to the Subordinated Note for so long as no Default or Event of Default has occurred and remains continuing; and

     (b) the Intermediate Parent may receive and accept scheduled payments of principal with respect to the Subordinated Note for so long as no Default or Event of Default has occurred and remains continuing and provided that, giving pro forma effect to such payments as of the last day of the most recently
  ---------
  ended Fiscal Quarter for which a Compliance Certificate is then required to have been delivered pursuant to the Loan Agreement, the Borrower is in pro
                                                                         ---
  forma compliance with the covenants set forth in Sections 6.12 and 6.13 of the
  -----
  Loan Agreement as of such date.

Upon the occurrence of a Default or Event of Default, the Intermediate Parent hereby covenants to promptly pay over to the Senior Lenders all payments received by the Intermediate Parent during the 90 days preceding the occurrence of such Default or Event of Default. In no event shall the Subordinated Debt be prepaid, in whole or in part, without prior written consent of each Senior Lender.

     3.   Distributions Held in Trust.  If the Intermediate Parent receives any
          ---------------------------
Distribution of Assets of Borrower that the Intermediate Parent is not entitled to retain under the provisions of this Agreement, such payment or assets shall be delivered forthwith by the Intermediate Parent to Administrative Agent for the benefit of the Senior Lenders for application to the Senior Obligations, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Administrative Agent for the benefit of the Senior Lenders. Administrative Agent, for the benefit of the Senior Lenders, is irrevocably authorized to supply any endorsement or assignment required under this Section 3 that may have been omitted. Until so delivered any such payment or collateral shall be held by the Intermediate Parent in trust for the Senior Lenders and shall not be commingled with other funds or property of the Intermediate Parent.

     4.   Instruments; Collateral for Senior Obligations.  If Borrower issues or
          ----------------------------------------------
has issued any instrument or document evidencing the Subordinated Debt (including, without limitation, the Subordinated Loan Documents), each such instrument and document shall bear a conspicuous legend that it is subordinated to the Senior Obligations. Borrower's and the Intermediate Parent's books shall be marked to evidence the subordination of all of the Subordinated Debt to the Senior Obligations. Administrative Agent for the Senior Lenders is authorized to examine such books from time to time during normal business hours and to make any notations required by this Agreement.

     5.   Insolvency, Dissolution, Etc. of Borrower.
          -----------------------------------------

     a. In the event of any dissolution, winding up, liquidation, reorganization or other similar proceedings with respect to Borrower, its property or its operations (whether in a Bankruptcy Proceeding or otherwise), all Senior Obligations (including, without limitation, interest on Senior Obligations at the Default Rate from the date of filing any petition in bankruptcy to the date of payment whether or not allowed as a claim) shall first be paid in full before the Intermediate Parent shall be entitled to receive or retain any Distribution of Assets of Borrower with respect to the Subordinated Debt. In any such proceedings, any Distribution of Assets to which the Intermediate Parent would be entitled if the Subordinated Debt were not subordinated to the Senior Obligations shall be paid by the trustee or Administrative Agent or other person making such payment or distribution, or by the Intermediate Parent if received by it, directly to Administrative Agent for the benefit of the Senior Lenders to the extent necessary to make payment in full of all Senior Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     b. At any time and from time to time after the occurrence and during the continuation of an Event of Default under the Senior Loan Documents until payment in full of all Senior Obligations, the termination of all Commitments, and the expiration or cancellation of all Letters of Credit, the Intermediate Parent shall duly and promptly take such action as Administrative Agent for the benefit of the Senior Lenders may reasonably request (i) to collect the Subordinated Debt for the account of the Senior Lenders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to any Senior Lenders such powers of attorney, assignments or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the Subordinated Debt. The Intermediate Parent shall have the rights provided in
Section 18(b) that result from any payment to Senior Lenders under this Section 5(b).

     6.   Power of Attorney.
          -----------------

     a. The Intermediate Parent hereby irrevocably authorizes and empowers Administrative Agent for the benefit of the Senior Lenders (and its representative or representatives) to demand, sue for, collect and receive all payments and distributions under the Subordinated Note and give acquittance therefor and to file and enforce claims and proofs of claims or suit and take all such other actions (including, without limitation, voting the Subordinated Debt (including in connection with any liquidation, reorganization or arrangement) or enforcing any security interest or other lien securing payment of the Subordinated Debt) in the name of the Intermediate Parent or otherwise, as the Senior Lenders determine to be necessary or appropriate at any time and from time to time after the occurrence and during the continuation of an Event of Default under the Senior Loan Documents; provided however, that if
                                            --------
Administrative Agent has failed to file a proof of claim with respect to the Subordinated Debt in any Bankruptcy Proceeding and 7 or fewer calendar days remain until the claims' bar date in such proceeding, then, in such event, the Intermediate Parent may file such proof of claim. This authorization to file and enforce claims and proofs of claims and to vote such claims (the "Authorization") includes the authorization to vote or decline to vote such claims on any matter whatsoever and specifically includes the authority to vote such claims to approve a plan of reorganization, including such plan that provides for the distribution on the Subordinated Debt of only equity in the reorganized debtor. Additionally, Administrative Agent may, pursuant to the Authorization, decline to take certain actions with respect to the Subordinated Debt, including, by way of example and not limitation, declining to request adequate protection for the Intermediate Parent's collateral or declining to object to any priming lien thereon. In the event any Governmental Authority or other Person does not recognize or accept Administrative Agent's right to act on behalf of the Intermediate Parent pursuant to this Section 6a, the Intermediate Parent agrees to take such lawful action as is directed by Administrative Agent in accordance with this Section 6a. In no event shall the Intermediate Parent waive, forgive or cancel any claim the Intermediate Parent may now or hereafter have against Borrower.

     The Intermediate Parent agrees that, upon the commencement of any Bankruptcy Proceeding or action or proceeding against Borrower to recover all or any part of the Subordinated Debt prior to payment in full of all Senior Obligations, the termination of all Commitments, and the expiration or cancellation of all Letters of Credit, Administrative Agent, on behalf of Senior Lenders, shall have the right to vote the rights of the Intermediate Parent in any such Bankruptcy Proceeding, or action or proceeding against Borrower to recover all or any part of the Subordinated Debt, in a manner that benefits Senior Lenders and without regard to whether the Intermediate Parent is benefitted or receives more than equity interests in Borrower in exchange for its claims against Borrower.

     b. In no event shall any Senior Lender be liable to the Intermediate Parent for any failure to prove the Subordinated Debt, to exercise any right with respect thereto or to collect any sums payable thereon. The Intermediate Parent agrees to protect, indemnify, pay and save harmless, Administrative Agent and Senior Obligation Holders from and against any and all claims or demands, asserted by (or on behalf of) the Intermediate Parent and any and all liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel) related thereto that Administrative Agent or Senior Lender or both may incur or be subject to as a consequence, direct or indirect of any action in foreclosure under the Senior Loan Documents.

     7.   Agreements by the Intermediate Parent.
          -------------------------------------

     a. The Intermediate Parent has reviewed the Loan Agreement, and the Intermediate Parent hereby consents to and approves of the provisions contained therein. The Intermediate Parent acknowledges that there are no conditions precedent to the effectiveness of this Agreement and that this Agreement is in full force and effect and is binding on the Intermediate Parent upon the Intermediate Parent's execution and delivery of this Agreement, regardless of whether the Senior Lenders obtain collateral or any guaranties from others or take any other action contemplated by the Intermediate Parent. Without affecting the rights of Senior Lenders or Borrower under the Loan Agreement, the Intermediate Parent agrees that, except to the extent that the Loan Agreement provides for the consent of or notice to the Intermediate Parent, the Senior Lenders may, at any time and from time to time, without the consent of or notice to the Intermediate Parent, without incurring responsibility to the Intermediate Parent, and without impairing or releasing the rights of any of the Senior Lenders, or any of the obligations of the Intermediate Parent hereunder:

   (i) change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter Senior Obligations or amend the Loan Agreement in any manner or enter into or amend in any manner any other agreement relating to the Senior Obligations;

  (ii) Sell, exchange, release or otherwise deal with any property by whomever at any time pledged or mortgaged to secure, or however securing, the Senior Obligations;

 (iii) Release anyone (including any guarantor) liable in any manner for the payment or collection of the Senior Obligations;

  (iv) Exercise or refrain from exercising any rights against Borrower and others (including any guarantor or the Intermediate Parent);

   (v) Apply any sums by whomever paid or however realized to the Senior Obligations; or

  (vi) Take any other action that otherwise might be deemed to impair the rights of the Intermediate Parent.

     The Intermediate Parent's obligations hereunder shall be performed in accordance with and to the extent required by this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms of the Notes or the Loan Agreement or any other document related thereto or the rights of the Senior Lenders with respect thereto. The obligations of the Intermediate Parent under this Agreement shall be absolute and unconditional irrespective of:

   (i) any lack of genuineness, legality, validity, enforceability or value of the Loan Agreement, the Notes or any other agreement or instrument relating thereto or any Collateral;

  (ii) any failure to pay any taxes that may be payable with respect to the issuance or transfer of the Notes; or any failure to obtain any authorization or approval from or other action by, or to notify or file with, any Governmental Authority required in connection with the issuance or transfer of the Notes;

 (iii) any impossibility or impracticality of performance, force majeure, any act of any government, or any other circumstance that might constitute a defense available to, or a discharge of, the Borrower in respect of the Notes or the Loan Agreement or the Intermediate Parent in respect of this Agreement or any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything referred to above in this Section;

  (iv) the fact that the Senior Obligations or any claim for the Senior Obligations is subordinated, avoided or disallowed, in whole or in part, under the Bankruptcy Code or other applicable law; or

   (v) whether any Person to whom Senior Lenders make disbursements of the proceeds of the Loans in accordance with the Loan Agreement applies such proceeds for purposes other than those provided for in the Loan Agreement and any such application shall not defeat the subordination herein in whole or in part.

     b. The Intermediate Parent (i) will not, without the prior written consent of the Senior Lenders, accelerate the Subordinated Debt, and (ii) agrees that until payment in full of all Senior Obligations, the termination of all Commitments, and the expiration or cancellation of all Letters of Credit, the Intermediate Parent shall neither commence nor join with any other creditor of Borrower to commence any Bankruptcy Proceeding or commence any action or proceeding against Borrower to recover all or any part of the Subordinated Debt before any Governmental Authority or other entity with power to bind the parties to its decisions.

     c. The Intermediate Parent agrees that, until payment in full of all Senior Obligations, the termination of all Commitments, and the expiration or cancellation of all Letters of Credit, the Subordinated Loan and the lien of the Subordinated Loan Documents shall be subordinate to all leases of space in the Collateral. Senior Lenders and the Intermediate Parent hereby agree that Senior Lenders shall be entitled to seek the appointment of a receiver for the Collateral to collect rents, pursuant to the terms of Senior Loan Documents and the Subordinated Loan Documents, respectively, and this Agreement.

     8.   Waivers.  Borrower and the Intermediate Parent each hereby waives any
          -------
defense based on the adequacy of a remedy at law that might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by any Senior Lender. To the fullest extent permitted by law, Borrower and the Intermediate Parent each hereby further waives: promptness, diligence, presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Obligations or (in respect of the Lenders) the Subordinated Debt to which Borrower or the Intermediate Parent may be a party; notice of the acceptance of this Agreement; notice of any loans made, extensions granted or other actions taken in reliance hereon; all other demands and notices of every kind in connection with this Agreement, the Senior Obligations or the Subordinated Debt; any right to require marshaling of the assets of Borrower; any defense based on any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; any provisions of law that conflict with this Agreement and any legal or equitable discharge of the Intermediate Parent's obligations hereunder; the benefit of any statute of limitations; any rights of setoff, recoupment and counterclaim, promptness and diligence by Administrative Agent or Senior Lenders; any defenses arising from the incapacity, lack of authority or any disability or other defense of Borrower; any defense based on any Senior Lender's errors or omissions in the administration of the Obligations (other than willful misconduct); any defenses or benefits that may be derived from or afforded by law that limit or exonerate guarantors or sureties; and any right to require that the Senior Lenders exhaust any right or take any action against Borrower or any other person or entity or any collateral or pursue any other remedy in the power of Senior Lenders whatsoever.

     9.   Representations and Warranties.  The Intermediate Parent hereby
          ------------------------------
represents, warrants and covenants to the Senior Lenders, which representations, warranties and covenants shall be true and correct as of the date hereof and throughout the term of this Agreement, that:

     a. The Intermediate Parent has not heretofore assigned or transferred any of the Subordinated Debt, any interest therein or any collateral or security pertaining thereto; the Intermediate Parent is the true and lawful holder and owner of the Subordinated Note and the Subordinated Note delivered to the Senior Lenders are true and correct an have not been amended or modified in any way; and the Subordinated Note is free and clear of any defense, offset, counterclaim or other adverse claims and any liens, encumbrances or security interests.

     b. There are no agreements or understandings, written or oral, by the Intermediate Parent with Borrower other than as set forth in the Subordinated Note with respect to the obligations evidenced by the Subordinated Note and the Intermediate Parent has not heretofore given any subordination in respect of the Subordinated Debt.

     c. To the best knowledge of the Intermediate Parent, no default exists with respect to the Subordinated Note.

     10.  Negative Covenants.  Until payment in full of all Senior Obligations,
          ------------------
the termination of all Commitments, and the expiration or cancellation of all Letters of Credit, without the consent of all Senior Lenders:

     a. Except as expressly permitted in this Agreement and the Loan Agreement, Borrower shall not, directly or indirectly, make any payment on account of or grant a security interest in, mortgage, pledge, assign or transfer any properties to satisfy or secure all or any part of the Subordinated Debt or in any way amend or modify the Subordinated Note or any other Subordinated Loan Document.

     b. Except as expressly permitted in this Agreement, the Intermediate Parent shall not demand or accept, directly or indirectly, from Borrower or any Affiliate of Borrower, any payment or collateral to satisfy or secure all or any part of or exercise any remedy under the Subordinated Debt nor shall the Intermediate Parent release, exchange, extend the time of payment of, compromise, set off or otherwise discharge or enforce any part of the Subordinated Debt or in any way amend or modify the Subordinated Debt, the Subordinated Loan Documents or this Agreement.

     c. The Intermediate Parent shall not hereafter give any subordination in respect of the Subordinated Debt, convert any or all of the Subordinated Debt to capital stock or other securities of Borrower, or transfer or assign any of the Subordinated Debt to any person other than the Senior Lenders without the consent of Senior Lenders.

     d. Borrower will not issue any instrument, security or other writing evidencing any part of the Subordinated Debt other than the Subordinated Note, and the Intermediate Parent shall not receive any such writing or transfer or assign any of the Subordinated Debt, except upon the prior written approval of the Senior Lenders.

     e. The Subordinated Debt and the Subordinated Loan Documents shall not be cross-defaulted or cross-collateralized with any other loan or any security interest encumbering any other property other than pursuant to the provisions of the Loan Agreement and the Subordinated Note (it being understood that a cross-default is a default of an obligor that occurs under the terms of one agreement as a direct and express result of a default by such obligor' under the terms of another agreement).

     f. The Intermediate Parent shall not transfer or assign the Subordinated Debt or the Subordinated Loan Documents or any claim that the Intermediate Parent has or may have against Borrower or the Premises, without Senior Lenders' prior written consent, which may be granted or denied in Senior Lenders' sole and complete discretion. In the event that the Intermediate Parent, its nominee or designee, obtains title to the Collateral pursuant to an Enforcement Action or otherwise, the Intermediate Parent shall not thereafter transfer its interest in the Collateral without Senior Lenders' prior written consent, which may be granted or denied in Senior Lenders' sole and complete discretion. Neither Borrower nor the Intermediate Parent otherwise shall take or permit any action prejudicial to or inconsistent with the priority of the Senior Lenders over the Intermediate Parent that is created by this Agreement.

     11.  Financial Matters.  The Intermediate Parent has established adequate
          -----------------
and independent means of obtaining from Borrower on a continuing basis financial and other information pertaining to the financial condition of Borrower. The Intermediate Parent agrees to keep adequately informed from such means of any facts, events or circumstances that might in any way affect the Intermediate Parent's risks hereunder, and the Intermediate Parent further agree that no Senior Lender shall have any obligation to disclose to the Intermediate Parent information or material acquired by such Senior Lender in the course of its relationship with Borrower. The Intermediate Parent understands that there may be various agreements among the Senior Lenders and Borrower evidencing and governing the Senior Obligations and the Intermediate Parent acknowledges and agrees that such agreements are not intended to confer any benefits on the Intermediate Parent and that no Senior Lender shall have any obligation to the Intermediate Parent or any other Person to exercise any rights, enforce any remedies, or take any actions that may be available to it under such agreements.

     12.  Reliance.  The Intermediate Parent understands that in reliance upon
          --------
the terms and provisions of this Agreement, specific monetary and other obligations are being entered into and will be entered into by the Senior Lenders that would not be made or entered into but for reliance on this Agreement. The Intermediate Parent further understands that this Agreement constitutes a continuing offer to all persons who become holders of, or continue to hold Senior Obligations (whether such Senior Obligations was created or acquired before or after the date of this Agreement).

     13.  Insurance Proceeds and Condemnation Awards.  In the event of a
          ------------------------------------------
casualty to the buildings or improvements constructed on the Premises or a condemnation or taking under a power of eminent domain of the Premises, or the buildings or improvements thereon, Senior Lenders shall have a first and prior interest in and to any payments, awards, proceeds, distributions, or consideration arising from any such event (the "Award"), provided that if the amount of the Award is in excess of all Senior Obligations, such excess Award shall be paid to or held by Senior Lenders (or any other person) for the benefit of the persons or entities legally entitled thereto. Notwithstanding the foregoing, in the event of casualty or condemnation, Senior Lenders shall release the Awards from any such event to Borrower if and to the extent required by the terms and conditions of the Senior Loan Documents in order to repair and restore the Premises in accordance with the terms and provisions of the Senior Loan Documents. Awards made available to Borrower for the repair or restoration of the buildings or improvements on the Premises shall not be subject to attachment by Subordinate Creditor.

     14.  Amendments, Etc.  No amendment, modification, termination or waiver of
          ---------------
any provision of this Agreement, or consent to any departure by the Intermediate Parent or Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders under the Loan Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     15.  Entire Agreement.  This writing is intended by the Intermediate
          ----------------
Parent, Borrower and Senior Lenders as the final expression of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Agreement. There are no conditions to the full effectiveness of this Agreement, other than execution by Senior Lenders of the Loan Agreement. If there is any conflict between the terms hereof and the terms of any other documents executed in connection with the Loan Agreement, the terms of such documents shall be read together so as to provide the Senior Lenders with the broadest possible range of rights and remedies.

     16.  Notices.  Any communications between and among Administrative Agent,
          -------
Senior Lenders, the Intermediate Parent and Borrower and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable by 5:00 p.m. (Pacific Time) on a Business Day to each such party at its address set forth in the Loan Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Administrative Agent or Senior Lenders or the Intermediate Parent or Borrower under or relating to this Agreement shall not be effective until received.

     17.  Expenses.  The Intermediate Parent and Borrower jointly and severally
          --------
agree to pay, upon demand, to Administrative Agent for the benefit of the Senior Lenders the amount of any and all reasonable expenses, including the reasonable fees and expenses of their respective counsel, that the Senior Lenders may incur in connection with the exercise or enforcement of any of their rights or interests hereunder.

     18.  Validity of the Subordinated Debt and Senior Obligations.
          --------------------------------------------------------

     a. The provisions of this Agreement subordinating the Subordinated Debt are solely for the purpose of defining the relative rights of the Senior Lenders and the Intermediate Parent and shall not impair, as between the Intermediate Parent and Borrower, the obligation of Borrower, which is unconditional and absolute, to pay the Subordinated Debt in accordance with its terms, nor shall any such provisions, except as otherwise set forth herein, prevent the Intermediate Parent from exercising all remedies otherwise permitted by applicable law or under any instrument or agreement evidencing the Subordinated Debt upon default thereunder, subject to the rights of the Senior Lenders hereunder to receive cash, property or securities or any other Distribution of Assets otherwise payable or deliverable to the Intermediate Parent until the payment in full of all Senior Obligations, the termination of all Commitments, and the expiration or cancellation of all Letters of Credit. This agreement shall provide no rights or remedies to any Person other than Administrative Agent, Senior Lenders and the Intermediate Parent.

     b. The Intermediate Parent shall be subrogated to all rights of the Senior Lenders against Borrower in respect of any amounts paid to the Senior Lenders directly or indirectly by the Intermediate Parent pursuant to the provisions of this Agreement; provided that the Intermediate Parent shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until payment in full of all Senior Obligations (including without limitation, any Protective Advances), the termination of all Commitments and the expiration or cancellation of all Letters of Credit.

     c. This Agreement is effective notwithstanding any defect in the validity or enforceability of any instrument or document evidencing the Senior Obligations.

     19.  Termination; Preferences.  In the event that following the repayment
          ------------------------
of the Commitment, the repayment of the Loans and all other Senior Obligations, any payment received by the Administrative Agent or the Lenders by reason of any determination that the same was a voidable preference, or otherwise, then this Agreement shall be reinstated and revived, and the Intermediate Parent shall remit to the Administrative Agent for the account of the Lenders, any payment received by the Intermediate Parent during the three-hundred sixty-seven (367) day period prior thereto, to the extent of such voidable preference or other returned payment. Neither the dissolution nor the bankruptcy or dissolution of the Intermediate Parent shall effect a termination hereof. Until payment in full of all Senior Obligations, the termination of all Commitments, and the expiration or cancellation of all Letters of Credit, any Senior Lender may, without notice to the Intermediate Parent, extend or continue credit and make other financial accommodations to or for the account of Borrower in reliance upon this Agreement.

     20.  Successors.  This Agreement shall be binding upon the Intermediate
          ----------
Parent and its successors and assigns. This Agreement shall inure to the benefit of Senior Lenders, Administrative Agent, Borrower and their respective successors and assigns. The

Intermediate Parent shall not assign this Agreement or any of the rights or obligations of the Intermediate Parent hereunder without the prior written consent of all Senior Lenders. The Administrative Agent and the Senior Lenders may, without notice or consent, assign their interest in this Agreement in whole or in part. The terms and provisions of this Agreement shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon Senior Lenders and Administrative Agent shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     21.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

     22.  DUTIES OF SENIOR LENDERS LIMITED.  THE RIGHTS GRANTED TO THE SENIOR
          --------------------------------
LENDERS IN THIS AGREEMENT ARE SOLELY FOR THEIR PROTECTION AND NOTHING HEREIN CONTAINED (I) IMPOSES ON ANY SENIOR LENDER ANY DUTIES WITH RESPECT TO ANY PROPERTY EITHER OF BORROWER OR OF THE INTERMEDIATE PARENT HERETOFORE OR HEREAFTER RECEIVED BY ANY SENIOR LENDER NOR (II) SHALL BE DEEMED TO CONSTITUTE ANY SENIOR LENDER THE ADMINISTRATIVE AGENT OF THE INTERMEDIATE PARENT FOR ANY PURPOSE NOR CREATE ANY FIDUCIARY DUTY BETWEEN ANY SENIOR LENDER AND THE INTERMEDIATE PARENT. AS BETWEEN SENIOR LENDERS AND THE INTERMEDIATE PARENT, NO SENIOR LENDER HAS ANY DUTY TO PRESERVE RIGHTS AGAINST PRIOR PARTIES ON ANY INSTRUMENT OR CHATTEL PAPER RECEIVED FROM BORROWER OR THE INTERMEDIATE PARENT AS COLLATERAL SECURITY FOR THE SENIOR OBLIGATIONS OR ANY PORTION THEREOF. AS BETWEEN SENIOR LENDERS AND THE INTERMEDIATE PARENT, NO ACTION OR INACTION WITH RESPECT TO ANY COLLATERAL FOR THE SENIOR OBLIGATIONS; NOR ANY AMENDMENT TO ANY OF THE SENIOR LOAN DOCUMENTS OR ANY OTHER INSTRUMENT OR AGREEMENT RELATING TO, SECURING OR GUARANTEEING ANY OF THE SENIOR OBLIGATIONS; NOR ANY EXERCISE OR NON-EXERCISE OF ANY RIGHT, POWER OR REMEDY UNDER OR IN RESPECT OF ANY OF THE SENIOR OBLIGATIONS OR ANY INSTRUMENT OR AGREEMENT RELATING TO, SECURING OR GUARANTEEING ANY OF THE SENIOR OBLIGATIONS; NOR ANY WAIVER, CONSENT, RELEASE, INDULGENCE, EXTENSION, RENEWAL, MODIFICATION, DELAY OR OTHER ACTION, INACTION OR OMISSION IN RESPECT OF ANY OF THE SENIOR OBLIGATIONS OR ANY INSTRUMENT OR AGREEMENT RELATING TO, SECURING OR GUARANTEEING ANY OF THE SENIOR OBLIGATIONS SHALL IN ANY EVENT GIVE RISE TO ANY CLAIM AGAINST ANY SENIOR LENDER OR

ANY OFFICER, DIRECTOR, EMPLOYEE OR ADMINISTRATIVE AGENT OF SUCH SENIOR LENDER.

     23.  Additional Documentation.  Borrower and the Intermediate Parent shall
          ------------------------
execute and deliver to the Administrative Agent such further instruments and shall take such further action as Administrative Agent or any Senior Lender may at any time reasonably request in order to carry out the provisions and intent of this Agreement.

     24.  Severability.  In case any provision in or obligation under this
          ------------
Agreement shall be held invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     25.  Waiver of Jury Trial.  The Intermediate Parent, BORROWER,
          --------------------
ADMINISTRATIVE AGENT AND EACH SENIOR LENDER EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Intermediate Parent, Borrower, and by their acceptance of the benefits hereof, Administrative Agent and each Senior Lender each (i) acknowledges that this waiver is a material inducement for the Intermediate Parent, Borrower, Administrative Agent and each Senior Lender Holder to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement and that each will continue to rely on the waiver in related future dealings (ii) further warrants and represents that each has reviewed this waiver with legal counsel, and that each knowingly and voluntarily waives jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

     26.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
          -------------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     27.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
          ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST THE INTERMEDIATE PARENT ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE INTERMEDIATE PARENT ACCEPTS FOR ITSELF AND IN CONNECTION WITH

ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. The Intermediate Parent hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Intermediate Parent at its address provided in Section 18, such service being hereby acknowledged by the Intermediate Parent to be sufficient for personal jurisdiction in any action against the Intermediate Parent in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law.

     28.  All Action Required to be Lawful.  No provision of this Agreement
          --------------------------------
shall require any party hereto to take any action or fail to take any action that would violate any Gaming Law.

     29.  Capacity of the Intermediate Parent.  This Agreement applies to the
          -----------------------------------
Intermediate Parent only in its capacity as a holder of Company Subordinated
Debt.

  IN WITNESS WHEREOF, the Intermediate Parent and Borrower have each caused this Agreement to be duly executed and delivered for the benefit of the Senior Obligations by its duly authorized officers as of the date first written above.

                                       "Borrower"


                                       DETROIT ENTERTAINMENT, L.L.C.
                                       a Michigan limited liability company

                                       By:    Circus Circus Michigan, Inc.
                                              Its:  authorized member

                                              By:    GLENN SCHAEFFER
                                                     -------------------------

                                              Title: President
                                                     -------------------------

                                       Notice
                                       Address:

                           "INTERMEDIATE PARENT"


                           CIRCUS CIRCUS MICHIGAN, INC., a Michigan corporation

                           By:    GLENN SCHAEFFER
                              ------------------------------

                           Title: President
                                  --------------------------

                                      Accepted:

                                      Administrative Agent

                                      BANK OF AMERICA, N.A.


                                      By:   JANICE HAMMOND
                                            -----------------------

                                      Title: V.P. - Agency Specialist
                                            -----------------------

                                      Notice Address:

                                      555 South Flower Street, 11th Floor
                                      Los Angeles, California  90071
                                      Attention:  Janice Hammond, Vice President